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                                                              Table of Contents

Shareholder Letter .........................................          2
Portfolios of Investments ..................................         14
Statement of Assets and Liabilities ........................         26
Statement of Operations ....................................         28
Statements of Changes in Net Assets ........................         30
Financial Highlights .......................................         34
Notes to Financial Statements ..............................         38




Forward Funds are distributed by PFPC Distributors, Inc. For more complete information about Forward Funds, including obtaining a prospectus, please visit our Web site at www.forwardfunds.com or call 1-800-999-6809. Read it carefully before investing money.

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

--------------------------------------[ ]--------------------------------------

Dear Shareholders,

We are pleased to present the annual report for Forward Funds, Inc. for the fiscal year ended December 31, 2000.

Forward Funds offers investment opportunities in U.S. and international equities, U.S. small capitalization stocks and real estate investments. We have selected the following Sub-Advisers to manage our Funds:

The Hoover Small Cap Equity Fund           Hoover Investment Management, LLC
The Hansberger International Growth Fund   Hansberger Global Investors, Co.
The Garzarelli U.S. Equity Fund            Garzarelli Investment Management, LLC
The Uniplan Real Estate Investment Fund    Uniplan, Inc.

Each of the Sub-Advisers has provided commentary regarding its investment advisory services on your behalf during the past year. We believe that you will find this information valuable as you make your investment decisions.

Thank you for your interest in Forward Funds. Our primary objective is to continue to serve our clients in the best manner possible.

Sincerely,

Forward Funds, Inc.



Investment Adviser: Webster Investment Management Company, LLC, San Francisco,
CA

Note: The views expressed in this report reflect those of the Adviser and/or Sub-Advisers only through the period of this report as stated on the cover. Their views are subject to change at any time based on market and other conditions.
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                          Hoover Small Cap Equity fund

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                                Fund commentary

To have achieved solid returns in 2000 and to continue these returns throughout 2001, investors have bought and must continue to buy into a stock or industry early, which is very out of step with the investment themes popularized on TV today. The theory of rational expectations combines with instant and pervasive information flow to confirm the notion that in these volatile markets investors should take positions at the most counterintuitive point possible. To achieve positive returns with minimized risk, we must correctly buy a future trend while the previous (and usually opposite) trend is still intact and even still accelerating. Economically sensitive stocks began rising in October 2000, just as economic growth fell off a cliff and earnings news turned bleak as investors began anticipating a Federal Reserve easing of interest rates. Looking further back, energy stocks in early 1999 started their recovery as the price of oil plummeted to $10 per barrel. The correct time to have sold technology stocks was in the spring of 2000, when book-to-bill figures were still rising; the optimal time to buy is early 2001 when the book-to-bill figures are falling.

In this environment, we small cap investors must be more contrarian than usual and keep our thoughts at least 12 months ahead of our statistical screens. If we envision change and project earnings potential for stocks some 12 to 18 months forward, we will have properly positioned our portfolio for gains. The market discounts new information rapidly in this still bipolar market (where the market caps of entire industries such as truckers, homebuilders, coal, oil service, etc. can equal two or three of the largest companies in the S&P 500 Index.) Individual small cap stocks can move up 20-30% in two or three days, further diminishing upside potential. Volatility may increase further if trend followers, previously in large caps, move even marginally into the small cap universe, which has outperformed large caps now for two years. We small cap investors must increasingly take the risk of "being early" to distance ourselves ahead of the herd. "Too late" can happen in a week, and "paying up" in this volatile market poses higher than usual risk to capital because of the unusual volatility.

In the year 2000, valuations mattered. Successful investors enjoyed a stealth bull market where a majority of listed stocks and many value-oriented small cap stocks advanced, lifting the NYSE index to new highs and allowing the Russell 2000 Value Index to advance 22.83%, vs. a decline of 22.43% for the Russell 2000 Growth Index. Returns were derived from the lower four P/E quintiles of the Russell 2000, while the highest P/E quintile and the negative earnings stocks created the decline. As you know, this was the mirror image of 1999.

RUSSELL 2000 RETURNS BY P/E QUINTILE

                              MEDIAN P/E              RETURN
                              ----------              ------
P/E QUINTILE              1999        2000       1999        2000
------------              ----        ----       ----        ----

Q1 (lowest)                7.5         6.8      -10.59       18.32
Q2                        10.8        10.1      - 8.95       30.77
Q3                        14.3        13.4      - 7.64       15.64
Q4                        20.4        18.5       10.87       16.91
Q5 (highest)              51.6        42.3       68.03      -21.40
Nonearnings                 NM          NM       85.34      -49.41
Russell 2000                NA          NA       21.26      - 3.03

------------
NM: Not meaningful.
P/E figures based on 12-month forward estimates.
Source: Frank Russell Company; Prudential Securities.

During the fourth quarter of 2000, we were overweighted in energy, which added to our performance. Nabors Industries and UTI Energy (two land drillers) and Stone Energy (a natural gas E&P company) performed well in the fourth quarter. Toward the end of the quarter, we began to lower our energy weighting, selling EOG Resources and Devon Energy, whose market caps had grown beyond our range. In financial services, Fidelity National was a standout. In the capital goods sector, performance was helped by infrastructure companies where the government is a major customer, thus not subject to economic vagaries such as Insituform, Granite Construction and Quanta Services.

On December 22, 2000 the market began an advance, which has shown increasing breadth with more new highs than lows, and, of course, acceleration after the interest rate decrease in early January. Rotation has been extreme with technology and economically sensitive stocks moving strongly higher, while the more defensive consumer staples and healthcare have corrected. While the market may again test the lows, or even make new lows depending upon the extent of the weakness in the economy, we believe the averages will end the year higher. We are shifting to more market-neutral sector weightings and broader portfolio diversification due to the violent sector rotation going on. Our strategy is particularly suited to this investment climate: buying quality companies with a growth catalyst when they are on sale.

                   WEIGHTINGS BY INDUSTRY AS A PERCENTAGE OF
                       NET ASSETS AS OF DECEMBER 31, 2000


                  Energy                                21.19%
                  Finance                               11.97%
                  Other Industries                      10.30%
                  Capital Goods and Construction         9.92%
                  Health Care                            8.55%
                  Technology                             7.95%
                  Consumer Cyclical                      7.40%
                  Business and Consumer Services         6.04%
                  Retail                                 5.75%
                  Consumer Staples                       5.57%
                  Net Other Assets and Liabilities       5.36%

                   GROWTH OF A $10,000 INVESTMENT IN THE FUND

                         HOOVER SMALL CAP
                            EQUITY FUND               RUSSELL 2000 INDEX(1)
"10/1/98"                    $10,000                       $10,000
"12/31/98"                    11,399                        11,631
"3/31/99"                     10,919                        11,001
"6/30/99"                     12,570                        12,711
"9/30/99"                     11,449                        11,908
"12/31/99"                    12,200                        14,104
"3/31/00"                     14,562                        15,102
"6/30/00"                     15,082                        14,531
"9/30/00"                     15,272                        14,693
"12/31/00"                    14,381                        13,677


                         AVERAGE ANNUAL TOTAL RETURN:
            1 Year                                          17.88%
            Since Inception*                                17.51%

  * Past performance is not indicative of future performance.
    Fund inception: 10/1/98.
(1) The Russell 2000 Index is unmanaged and investors cannot invest directly in the index.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.
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                      Hansberger International Growth Fund
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                                Fund Commentary

The first year of the new millennium proved to be a period of continued equity market fragility and volatility. Many international bourses declined in both local currency and US dollar terms. Value strategies continued to outperform growth strategies for the entire year. Concerns about corporate earnings growth and global GDP continued to take their toll. Technology, media and telecom stocks were particularly hard hit. The "dot.com" bubble was finally deflated. Defensive stocks performed well as investors sought shelter from the stormy weather. Interest rate sensitive stocks also did well in line with global bond markets and on expectations that central banks around the world would eventually ease monetary policy to counteract any actual or impending economic slowdown.

Despite the weakness in the Euro and numerous European stock markets, Europe significantly outperformed most other regions in the world for the year. For example, the MSCI Europe Index (in US dollars) declined approximately 8.4% for the year while the Morgan Stanley All Country World Index (ACWI) Free ex USA declined 16.3% for the year. European stock markets with particularly good relative performance for the year included primarily peripheral markets such as Switzerland, Denmark, Italy, Norway, and the Netherlands. Core European markets such as Germany and the United Kingdom had relatively weak years. Turning to Japan, the stock market had another weak year plagued by a combination of lack luster economic growth, government scandals, slow progress in corporate restructurings and a depreciating yen. With respect to the world outside of the United States, the year was a bit of a mixed picture, with countries such as Canada and Israel doing quite well in a relative context while other markets such as Korea, New Zealand and Singapore performing quite poorly. At the margin, however, 2000 proved to be a difficult year for most emerging markets.

Looking at economic sector performance, a mixed picture in terms of relative performance was also evident during the year. Leading sectors for the year included health care, consumer staples, utilities, energy, and industrials. Lagging sectors for the year included consumer discretionary, information technology and telecommunication services. The past year proved to be a period of catch up whereby lagging sectors in prior periods became leaders in the current one and vice-versa. Investor appetite for the "high flyers" was considerably diminished over the course of the year as they sought sectors with lower valuations and greater earnings visibility.

After a slow start to 2000, relative fund performance increased considerably for the remainder of the year on average. Thus, despite 2000 being a tough year for most international equity markets, fund performance was above average relative to its peer group and proved to be quite respectable vis-a-vis the ACWI Free ex USA benchmark. A significant amount of the improved performance has come as a result of stock selection and focus on superior growth companies that are trading at reasonable prices. Our investment philosophy is founded on the premise that earnings growth drives equity returns in the long term.

Over the past months, we have concentrated our activity on increasing the diversity of the Portfolio and managing risk while at the same time focusing on adding value through individual stock selection. We remain stock and sector focused. We have taken profits in areas which have exhibited strong performance and have re-deployed those profits in areas that we believe will be key in driving the next leg of portfolio performance. Our expectations with respect to equity market returns for next year are again modest. In contrast to prior periods of time, we have become more optimistic in our outlook as stocks in many cases have corrected significantly to increasingly more attractive valuation levels. Central bank monetary policy should be accommodative and supportive of global equity markets. Nevertheless, we remain guarded on the near term corporate earnings outlook. Individual stock selection is likely to remain the key determinant of portfolio performance.

               WEIGHTINGS BY REGION AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2000


                  Europe                                60.7%
                  Japan                                 16.1%
                  Emerging Markets                      12.9%
                  North America                          4.9%
                  Pacific                                3.2%
                  Other                                  2.2%


             WEIGHTINGS BY INDUSTRY AS A PERCENTAGE OF NET ASSETS
                           AS OF DECEMBER 31, 2000

                  Finance                               26.7%
                  Consumer Goods                        22.7%
                  Telecommunications                    13.0%
                  Multi-Industry                         7.7%
                  Energy                                 6.1%
                  Pharmaceuticals                        5.4%
                  Materials                              4.3%
                  Services                               4.1%
                  Health Care                            4.1%
                  Technology                             2.9%
                  Short-Term & Other                     2.1%
                  Capital Equipment                      0.9%

                  GROWTH OF A $10,000 INVESTMENT IN THE FUND

                     HANSBERGER
                   INTERNATIONAL           MSCI WORLD            MSACW WORLD
                    GROWTH FUND        (EX. U.S.)INDEX(2)     (EX. USA) INDEX(1)
"10/1/98"            $10,000                $10,000                $10,000
"12/31/98"            11,323                 12,111                 11,988
"3/31/99"             11,654                 12,543                 12,220
"6/30/99"             12,736                 13,142                 12,734
"9/30/99"             12,606                 12,947                 13,114
"12/31/99"            14,170                 15,131                 15,441
"3/31/00"             13,641                 15,287                 15,507
"6/30/00"             13,712                 14,746                 14,814
"9/30/00"             13,162                 14,006                 13,557
"12/31/00"            12,389                 13,139                 12,918

                         AVERAGE ANNUAL TOTAL RETURN:
            1 Year                                        (12.56)%
            Since Inception*                                 9.98%

  * Past performance is not indicative of future performance.
    Fund inception: 10/1/98.
(1) The Morgan Stanley All Country World Index Free ex. USA is unmanaged and investors cannot invest directly in the Index.
(2) The Morgan Stanley World (ex. U.S.) Index is no longer being used as the Morgan Stanley All Country World Index Free ex. USA better represents the universe of stocks this Fund invests in.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation. (See Note 7 to the Financial Statements).
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                          Garzarelli U.S. Equity Fund
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                                Fund Commentary

Upon taking over the management of the Fund in March, we took a defensive posture and reduced our technology holdings and increased the Fund's exposure to foods, tobacco, financials, energy and natural gas. Relative to the S&P 500, we outperformed by maintaining these overweights through a highly volatile year. We purposefully focused on purchasing companies that had attractive relative valuations and were especially helped by Donaldson, Lufkin and Jenrette, UST Inc., Coastal Corp. and Merck and Co. However, we were hurt by our technology holdings of Cisco, Intel, Lucent and Dell. By the end of the year the Fund was able to outperform the benchmark by 5.3%, down only -3.8% versus the S&P down -9.1%.

The Federal Reserve's lowering of the Federal Funds rate will certainly put a lift into the economy. We think Mr. Greenspan will continue aggressively easing interest rates until positive economic signs appear. In addition, tax cut stimulation is likely in both the U.S. and in Europe.

The plunge in both consumer and business confidence argue that economic indicators have deteriorated from only a few months ago. Generally, business confidence leads consumer confidence; since the former is already down to a 20 year low, consumer confidence should plunge even more. The decline in consumer confidence is a product of layoffs and lower bonuses.

Nonetheless, our stock market indicators still remain bullish at 81.0% and we expect the S&P 500 price index to rise 20% to 40% over the next 12 months. We expect industries that are good values and have strong relative earnings versus the S&P 500 to outperform. We like some technology, financials, consumer cyclical and some early cycle groups like airlines, autos and housing related homebuilding, materials and appliances. In 2001, we are staying away from machinery and capital goods, basic groups (paper, chemicals and steel) and consumer defensive industries such as beverages, foods, drugs and tobacco.

             WEIGHTINGS BY INDUSTRY AS A PERCENTAGE OF NET ASSETS
                           AS OF DECEMBER 31, 2000

                  Finance                               23.66%
                  Technology                            17.70%
                  Consumer Cyclical                     13.69%
                  Other Industries                       9.54%
                  Chemical and Drugs                     9.06%
                  Energy                                 8.34%
                  Telecommunications                     5.81%
                  Health Care                            5.75%
                  Retail                                 5.24%
                  Net Other Assets and Liabilities       1.21%

                  GROWTH OF A $10,000 INVESTMENT IN THE FUND

                       GARZARELLI             RUSSELL 3000
                     U.S. EQUITY FUND           INDEX(2)        S&P 500 INDEX(1)
"10/1/98"               $10,000                 $10,000             $10,000
"12/31/98"               12,093                  12,143              12,087
"3/31/99"                12,524                  12,555              12,649
"6/30/99"                13,424                  13,523              13,498
"9/30/99"                12,604                  12,631              12,612
"12/31/99"               14,451                  14,680              14,446
"3/31/00"                15,064                  15,351              14,735
"6/30/00"                14,612                  14,820              14,303
"9/30/00"                15,045                  14,930              14,126
"12/31/00"               13,900                  13,585              12,983

                         AVERAGE ANNUAL TOTAL RETURN:
            1 Year                                         (3.81)%
            Since Inception*                                15.75%

  * Past performance is not indicative of future performance.
    Fund inception: 10/1/98.
(1) The S&P 500 Index is unmanaged and investors cannot invest directly in the index.
(2) The Russell 3000 Index is no longer being used as the S&P 500 Index better represents the universe of stocks this Fund invests in.
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                      Uniplan Real Estate Investment Fund
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                                Fund Commentary

In the financial sector, real estate investment trusts (REITs) in particular performed much better during 2000, than compared to 1999. This has also been the case with the Uniplan Real Estate Investment Fund during the year 2000. For the fiscal year ended December 31, 2000, the Fund advanced 29.21%. This compares to a return of 26.36% for the NAREIT Equity Index, our benchmark, which is an unmanaged index of all publicly traded equity real estate investment trusts calculated by the National Association of Real Estate Investment Trusts.

REITs are an emerging asset class that continue to gain popularity with institutional investors and individuals as a liquid alternative to direct real estate ownership. Historically, equity REITs have provided very competitive long-term rates of return with attractive dividend yields and a low correlation to both stocks and bonds. REITs have enjoyed recent media attention as a result of the legendary value investor Warren Buffet announcing that he has personally made a number of investments in the sector.

The Uniplan Real Estate Investment Fund, introduced in May 1999, is designed to provide shareholders with the option of investing in a diversified portfolio of real estate holdings through the funds ownership of publicly traded equity REITs and real estate operating companies. The Fund allows investors to participate in a high quality portfolio of real estate that is diversified by geographic region and property type.

The REIT asset class has never been cheaper on an absolute or relative valuation basis. The fundamental supply outlook for real estate in most markets and property types is very positive. Low levels of new construction and high occupancy rates have helped to reinforce the limited supply outlook in most locations. And, strong domestic economic conditions have led to increased demand for space and higher rents in most markets. These positive supply and demand factors generally have led to higher real estate valuations and generally higher REIT prices.

During the year, the REIT portfolio remained invested in geographic markets that showed strong growth in demand for real estate while having supply constraints and low vacancy rates. Among our principal markets are San Francisco and San Jose, California; New York City, Boston and Chicago. The outlook in these markets continues to very positive. We have limited our exposure to markets such as Atlanta and Dallas that show weaker real estate fundamentals.

             WEIGHTINGS BY INDUSTRY AS A PERCENTAGE OF NET ASSETS
                           AS OF DECEMBER 31, 2000

                  Office                                22.79%
                  Industrial                            21.81%
                  Residential                           19.82%
                  Retail                                12.75%
                  Net Other Asset and Liabilities       12.21%
                  Specialty                              5.89%
                  Health Care                            2.93%
                  Self Storage                           1.80%

                  GROWTH OF A $10,000 INVESTMENT IN THE FUND

                     UNIPLAN REAL ESTATE
                       INVESTMENT FUND               NAREIT EQUITY INDEX(1)
"5/10/99"                  $10,000                         $10,000
"6/30/99"                    9,834                          10,054
"9/30/99"                    9,153                           9,246
"12/31/99"                   9,089                           9,153
"3/31/00"                    9,362                           9,371
"6/30/00"                   10,432                          10,359
"9/30/00"                   11,434                          11,151
"12/31/00"                  11,745                          11,565

                         AVERAGE ANNUAL TOTAL RETURN:
            1 Year                                          29.21%
            Since Inception*                                10.22%

  * Past performance is not indicative of future performance.
    Fund inception: 5/10/99.
(1) The National Association of Real Estate Investment Trusts Equity Index is unmanaged and investors cannot invest directly in the index.

REIT funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic sector. Risks also include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.
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Hoover Small Cap Equity Fund
Portfolio of Investments

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
COMMON STOCKS - 94.64%

               AEROSPACE / AIRLINES - 3.57%
     44,800    Frontier Airlines, Inc.* .........................   $ 1,386,000
     72,200    SkyWest, Inc. ....................................     2,075,750
                                                                    -----------
                                                                      3,461,750
                                                                    -----------
               AGRICULTURE - 0.71%
     33,000    Delta & Pine Land Co. ............................       690,938
                                                                    -----------
               BASIC MATERIALS - 0.78%
     37,700    Brush Engineered Materials, Inc. .................       761,069
                                                                    -----------
               BUSINESS AND CONSUMER SERVICES - 6.04%
     15,700    Apollo Group, Inc., Class A* .....................       772,244
     26,200    Learning Tree International, Inc.* ...............     1,296,900
     61,300    MAXIMUS, Inc.* ...................................     2,141,669
     50,900    Quanta Services, Inc.* ...........................     1,638,344
                                                                    -----------
                                                                      5,849,157
                                                                    -----------
               CAPITAL GOODS AND CONSTRUCTION - 9.92%
     80,600    Clayton Homes, Inc. ..............................       926,900
     22,400    Florida Rock Industries, Inc. ....................       876,400
     58,100    Granite Construction, Inc. .......................     1,681,269
     42,800    Insituform Technologies, Inc.* ...................     1,706,650
     35,000    Mobile Mini, Inc.* ...............................       805,000
     15,900    Simpson Manufacturing Co., Inc.* .................       810,900
     91,700    Standard Pacific Corp. ...........................     2,143,487
     27,400    United Stationers, Inc. ..........................       657,600
                                                                    -----------
                                                                      9,608,206
                                                                    -----------
               CHEMICALS AND DRUGS - 1.71%
     22,700    Barr Laboratories, Inc.* .........................     1,655,681
                                                                    -----------
               CONSUMER CYCLICAL - 7.40%
     80,000    American Italian Pasta Co., Class A* .............     2,145,000
     89,200    Callaway Golf Co. ................................     1,661,350
     49,450    Cost Plus, Inc.* .................................     1,452,594
     25,100    Hain Celestial Group, Inc.* ......................       815,750
     25,600    McClatchy Co., Class A ...........................     1,089,600
                                                                    -----------
                                                                      7,164,294
                                                                    -----------
               CONSUMER PRODUCTS - 2.02%
     25,100    Black & Decker Corp. .............................       985,175
     20,400    Whirlpool Corp. ..................................       972,825
                                                                    -----------
                                                                      1,958,000
                                                                    -----------
               CONSUMER STAPLES - 5.57%
     20,500    Corn Products International, Inc. ................       595,781
     46,700    ITT Educational Services, Inc.* ..................     1,027,400
     71,600    Sylvan Learning Systems, Inc.* ...................     1,060,575
     17,500    Whole Foods Market, Inc.* ........................     1,069,687
     81,900    Williams-Sonoma, Inc.* ...........................     1,638,000
                                                                    -----------
                                                                      5,391,443
                                                                    -----------
               ENERGY - 21.19%
     56,200    3TEC Energy Corp.* ...............................       997,550
     22,800    Barrett Resources Corp.* .........................     1,295,325
     72,800    Brown, Tom* ......................................     2,393,300
     27,450    Forest Oil Corp.* ................................     1,012,219
     49,700    Grant Prideco, Inc.* .............................     1,090,294
     25,500    Helmerich & Payne, Inc. ..........................     1,118,813
     84,000    Massey Energy Co. ................................     1,071,000
     23,700    Mitchell Energy & Development Corp., Class A .....     1,451,625
     15,800    Murphy Oil Corp. .................................       954,912
     16,100    Nabors Industries, Inc.* .........................       952,315
     23,200    National-Oilwell, Inc.* ..........................       897,550
     26,700    Stone Energy Corp.* ..............................     1,723,485
     53,000    UTI Energy Corp.* ................................     1,742,375
     74,503    Varco International, Inc.* .......................     1,620,440
     41,000    Vintage Petroleum, Inc. ..........................       881,500
     60,300    Westport Resources Corp.* ........................     1,322,831
                                                                    -----------
                                                                     20,525,534
                                                                    -----------
               FINANCE - 11.97%
     31,800    Annuity and Life RE (Holdings), Ltd. .............     1,015,612
     28,200    City National Corp. ..............................     1,094,513
     74,000    Fidelity National Financial, Inc. ................     2,733,375
     46,700    Gabelli Asset Management, Inc.* ..................     1,549,856
     22,900    H&R Block, Inc. ..................................       947,488
     24,300    Investment Technology Group, Inc. ................     1,014,525
     15,400    Legg Mason, Inc. .................................       839,300
     23,900    Silicon Valley Bancshares ........................       826,044
     41,850    Waddell & Reed Financial, Inc., Class A ..........     1,574,606
                                                                    -----------
                                                                     11,595,319
                                                                    -----------
               HEALTH CARE - 8.55%
     24,600    Cooper Cos., Inc. ................................       980,925
     33,200    First Health Group Corp.* ........................     1,545,875
     40,900    Henry Schein, Inc.* ..............................     1,416,162
     91,300    Mid Atlantic Medical Services, Inc.* .............     1,808,881
     37,200    Varian Medical Systems, Inc. .....................     2,527,275
                                                                    -----------
                                                                      8,279,118
                                                                    -----------
               PRINTING AND PUBLISHING - 1.51%
     57,400    Banta Corp. ......................................     1,459,108
                                                                    -----------
               RETAIL - 5.75%
     37,900    Abercrombie & Fitch Co., Class A* ................       758,000
     29,900    AnnTaylor Stores Corp.* ..........................       745,631
     49,100    Dollar Tree Stores, Inc.* ........................     1,202,950
     68,000    Linens 'n Things, Inc.* ..........................     1,878,500
    115,900    Tractor Supply Co.* ..............................       985,150
                                                                    -----------
                                                                      5,570,231
                                                                    -----------
               TECHNOLOGY - 7.95%
     41,000    Aeroflex, Inc.* ..................................     1,181,953
     52,200    Avocent Corp.* ...................................     1,409,400
     27,900    CTS Corp. ........................................     1,016,606
     52,900    Cypress Semiconductor Corp.* .....................     1,041,469
     25,600    Integrated Device Technology, Inc.* ..............       848,000
     23,600    Tektronix, Inc.* .................................       795,025
     41,600    Varian, Inc.* ....................................     1,409,200
                                                                    -----------
                                                                      7,701,653
                                                                    -----------
               TOTAL COMMON STOCKS ..............................    91,671,501
               (Cost $74,136,016)                                   -----------

TOTAL INVESTMENTS - 94.64% ......................................    91,671,501
(Cost $74,136,016)                                                  -----------

NET OTHER ASSETS AND LIABILITIES - 5.36% ........................     5,186,907
                                                                    -----------

NET ASSETS - 100.00% ............................................   $96,858,408
                                                                    ===========

---------------------
* Non-income producing security

-------------------------------------------------------------------------------
Hansberger International Growth Fund
Portfolio of Investments

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
COMMON STOCKS - 90.56%
               BELGIUM - 1.60%
      2,000    Dexia ............................................   $   363,333
                                                                    -----------
               BERMUDA - 2.42%
      9,900    Tyco International, Ltd.* ........................       549,450
                                                                    -----------
               BRAZIL - 1.05%
      9,500    Petroleo Brasileiro S.A., ADR ....................       239,875
                                                                    -----------
               CANADA - 3.82%
      9,400    Manulife Financial Corp. .........................       294,925
      5,800    Nortel Networks Corp. ............................       185,963
     13,400    Toronto-Dominion Bank ............................       388,600
                                                                    -----------
                                                                        869,488
                                                                    -----------
               CHINA - 0.85%
     10,300    Huaneng Power International, Inc., ADR ...........       194,412
                                                                    -----------
               DENMARK - 1.28%
      5,400    Vestas Wind Systems A/S ..........................       292,078
                                                                    -----------
               FINLAND - 2.24%
     11,700    Nokia Oyj, ADR ...................................       508,950
                                                                    -----------
               FRANCE - 6.98%
      4,700    Alcatel SA, ADR ..................................       262,906
      3,000    Clarins ..........................................       245,751
      1,300    Essilor International SA .........................       424,123
      9,001    TotalFinaElf SA, ADR .............................       654,260
                                                                    -----------
                                                                      1,587,040
                                                                    -----------
               GERMANY - 6.52%
      4,500    Adidas-Salomon AG ................................       273,767
      5,800    DePfa Deutsche Pfandbriefbank AG .................       420,921
      9,000    E.On AG, ADR .....................................       543,375
      4,700    SGL Carbon AG ....................................       248,207
                                                                    -----------
                                                                      1,486,270
                                                                    -----------
               HONG KONG - 5.05%
     18,400    China Mobile (Hong Kong), Ltd., ADR* .............       499,100
    490,000    Esprit Holdings, Ltd. ............................       417,761
    135,000    Yue Yuen Industrial (Holdings), Ltd. .............       233,657
                                                                    -----------
                                                                      1,150,518
                                                                    -----------
               IRELAND - 3.56%
     60,400    Bank of Ireland ..................................       600,518
      4,500    Elan Corp., Plc, ADR* ............................       210,656
                                                                    -----------
                                                                        811,174
                                                                    -----------
               ISRAEL - 1.09%
      3,400    Teva Pharmaceutical Industries, Ltd., ADR ........       249,050
                                                                    -----------
               ITALY - 3.04%
     24,600    Luxottica Group S.p.A., ADR ......................       338,250
     67,500    UniCredito Italiano S.p.A ........................       352,982
                                                                    -----------
                                                                        691,232
                                                                    -----------
               JAPAN - 14.40%
     16,000    Canon, Inc. ......................................       560,420
      5,000    Honda Motor Co., Ltd .............................       186,515
     49,000    Makita Corp. .....................................       343,257
     21,000    Matsushita Electric Industrial Co., Ltd. .........       490,875
     14,000    NEC Corp. ........................................       256,217
     54,000    Nippon Sanso Corp. ...............................       212,785
     10,000    Nitto Denko Corp. ................................       271,454
     13,000    Nomura Securities Co., Ltd. ......................       233,932
         16    NTT DoCoMo, Inc. .................................       276,007
      1,100    Rohm Co., Ltd. ...................................       209,019
     12,000    Santen Pharmaceutical Co., Ltd. ..................       237,478
                                                                    -----------
                                                                      3,277,959
                                                                    -----------
               MEXICO - 1.10%
     11,200    Coca-Cola Femsa S.A., ADR ........................       250,600
                                                                    -----------
               NETHERLANDS - 7.08%
      6,505    ING Groep N.V ....................................       519,599
     11,950    Koninklijke Numico N.V ...........................       601,348
     13,389    Koninklijke (Royal) Philips Electronics N.V ......       490,488
                                                                    -----------
                                                                      1,611,435
                                                                    -----------
               NORWAY - 1.22%
     14,300    Tomra Systems ASA ................................       277,291
                                                                    -----------
               SOUTH KOREA - 3.61%
     30,000    Kookmin Bank, GDR, 144A (A) ......................       375,750
      1,500    Samsung Electronics ..............................       187,352
     11,000    SK Telecom Co., Ltd., ADR ........................       259,187
                                                                    -----------
                                                                        822,289
                                                                    -----------
               SPAIN - 1.09%
     14,979    Telefonica S.A ...................................       247,508
                                                                    -----------
               SWEDEN - 1.64%
     33,400    Telefonaktiebolaget LM Ericsson AB, ADR ..........       373,662
                                                                    -----------
               SWITZERLAND - 4.14%
         51    Roche Holding AG - Genussshein ...................       519,599
      7,000    Zurich Financial Services AG* ....................       422,030
                                                                    -----------
                                                                        941,629
                                                                    -----------
               TAIWAN - 1.20%
     15,800    Taiwan Semiconductor Manufacturing Co., Ltd.* ....       272,550
                                                                    -----------
               UNITED KINGDOM - 15.58%
     22,000    Amvescap, Plc ....................................       451,546
     63,200    Billiton, Plc ....................................       243,573
      8,500    Cable & Wireless, Plc, ADR .......................       338,937
     36,000    Dimension Data Holdings, Plc* ....................       243,071
     16,800    HSBC Holdings, Plc ...............................       248,772
     46,000    Lloyds TSB Group, Plc ............................       486,501
      9,672    Pearson, Plc .....................................       229,724
     40,212    Reckitt Benckiser, Plc ...........................       553,833
    107,408    Smith & Nephew, Plc ..............................       504,603
      3,900    WPP Group, Plc, ADR ..............................       244,969
                                                                    -----------
                                                                      3,545,529
                                                                    -----------

               TOTAL COMMON STOCKS ..............................    20,613,322
               (Cost $20,116,704)                                   -----------

  PAR VALUE
--------------
CONVERTIBLE BONDS - 6.48%

               FRANCE - 1.18%
EUR   $150,930 Finaxa
                 3.000%, due 01/01/07 ...........................       268,190
                                                                    -----------
               JAPAN - 1.72%
JPY 45,000,000 Sumitomo Bank International
                 0.750%, due 05/31/01 ...........................       391,090
                                                                    -----------
               NETHERLANDS - 0.72%
EUR     71,000 Stmicroelectron
                 0.000%, due 06/10/08 (B) .......................       163,833
                                                                    -----------

               UNITED KINGDOM - 2.86%
GBP    240,000 British Aerospace
                 3.750%, due 07/21/06 ...........................       652,169
                                                                    -----------

               TOTAL CONVERTIBLE BONDS ..........................     1,475,282
               (Cost $1,678,282)                                    -----------

SHARES
------
PREFERRED STOCK - 0.79%

               AUSTRALIA - 0.79%
         6,200 News Corp., Ltd., ADR ............................       180,188
                                                                    -----------
               TOTAL PREFERRED STOCK ............................       180,188
               (Cost $330,394)                                      -----------

TOTAL INVESTMENTS - 97.83% ......................................    22,268,792
(Cost $22,125,380)                                                  -----------

NET OTHER ASSETS AND LIABILITIES - 2.17% ........................       494,615
                                                                    -----------
NET ASSETS - 100.00% ............................................   $22,763,407
                                                                    ===========

----------
  * Non-income producing security
(A) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2000, this security amounted to $375,750, or 1.65% of net assets.

(B) Zero Coupon
ADR American Depositary Receipt
GDR Global Depository Receipt
EUR Euro
GBP British Pound
JPY Japanese Yen

OTHER INFORMATION:
Industry Concentration as a Percentage of Net Assets:
                                                                 % OF NET ASSETS
Finance                                                                26.76%
Consumer Goods                                                         22.73
Telecommunications                                                     12.97
Multi-Industry                                                          7.66
Energy                                                                  6.07
Pharmaceuticals                                                         5.35
Materials                                                               4.29
Services                                                                4.10
Health Care                                                             4.09
Technology                                                              2.90
Short-Term & Other Investments                                          2.17
Capital Equipment                                                       0.91
                                                                      ------
TOTAL NET ASSETS                                                      100.00%
                                                                      ======

-------------------------------------------------------------------------------
Garzarelli U.S. Equity Fund
Portfolio of Investments

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
COMMON STOCKS - 98.79%

               AEROSPACE / AIRLINES - 0.72%
      5,500    AMR Corp. ........................................   $   215,531
                                                                    -----------
               APPAREL AND TEXTILES - 1.12%
      8,000    Liz Claiborne, Inc. ..............................       333,000
                                                                    -----------
               BUSINESS AND CONSUMER SERVICES - 0.36%
      4,000    Commerce One, Inc.* ..............................       101,250
        100    TMP Worldwide, Inc.* .............................         5,500
                                                                    -----------
                                                                        106,750
                                                                    -----------
               CHEMICALS AND DRUGS - 9.06%
      6,000    Abbott Laboratories ..............................       290,625
      8,200    Bristol-Myers Squibb Co. .........................       606,288
      8,000    Merck & Co., Inc. ................................       749,000
      6,000    Philip Morris Cos., Inc. .........................       264,000
     14,000    Schering-Plough Corp. ............................       794,500
                                                                    -----------
                                                                      2,704,413
                                                                    -----------
               CAPITAL GOODS AND CONSTRUCTION - 3.72%
     20,000    Centex Corp. .....................................       751,250
     14,000    Masco Corp. ......................................       359,625
                                                                    -----------
                                                                      1,110,875
                                                                    -----------
               CONSUMER CYCLICAL - 13.69%
     16,700    ConAgra Foods, Inc. ..............................       434,200
      1,833    Energizer Holdings, Inc.* ........................        39,180
      9,800    H.J. Heinz Co. ...................................       464,887
     21,500    Mattel, Inc. .....................................       310,460
      7,000    McDonald's Corp. .................................       238,000
      7,000    NIKE, Inc., Class B ..............................       390,688
      2,500    Procter & Gamble Co. .............................       196,094
      5,000    Quaker Oats Co. ..................................       486,875
     15,000    Ralston Purina Group .............................       391,875
      5,000    Safeway, Inc.* ...................................       312,500
      8,300    Suiza Foods Corp.* ...............................       398,400
     15,000    UST, Inc. ........................................       420,937
                                                                    -----------
                                                                      4,084,096
                                                                    -----------
               CONTAINERS / PACKAGING - 0.92%
      8,200    Bemis Co., Inc. ..................................       275,212
                                                                    -----------

               ENERGY - 8.34%
      7,000    Chevron Corp. ....................................       591,063
      1,472    Conoco, Inc., Class B ............................        42,596
      4,000    Duke Energy Corp. ................................       341,000
      6,500    Exxon Mobil Corp. ................................       565,094
      6,000    Phillips Petroleum Co. ...........................       341,250
      6,700    Ultramar Diamond Shamrock Corp. ..................       206,863
     10,000    Williams Cos., Inc. ..............................       399,375
                                                                    -----------
                                                                      2,487,241
                                                                    -----------

               FINANCE - 23.66%
     11,560    Bank of America Corp. ............................       530,315
     11,000    Bear Stearns Cos., Inc. ..........................       557,562
     16,166    Citigroup, Inc. ..................................       825,476
     10,000    Comerica, Inc. ...................................       593,750
      8,000    Fannie Mae .......................................       694,000
     10,000    FleetBoston Financial Corp. ......................       375,625
      2,000    J.P. Morgan & Co., Inc. ..........................       331,000
      6,000    Jefferson-Pilot Corp. ............................       448,500
      8,000    Lehman Brothers Holdings, Inc. ...................       541,000
     14,000    MBNA Corp. .......................................       517,125
      6,500    Morgan Stanley Dean Witter & Co. .................       515,125
      6,000    PNC Financial Services Group .....................       438,375
      3,200    S&P 500 Depositary Receipts ......................       419,800
      5,000    St. Paul Cos., Inc. ..............................       271,562
                                                                    -----------
                                                                      7,059,215
                                                                    -----------
               HEALTH CARE - 5.75%
      3,900    Allergan, Inc. ...................................       377,569
      4,000    Amgen, Inc.* .....................................       255,750
      5,000    Biogen, Inc.* ....................................       300,313
     17,000    Pfizer, Inc. .....................................       782,000
                                                                    -----------
                                                                      1,715,632
                                                                    -----------
               MANUFACTURING - 1.40%
      7,507    Tyco International, Ltd.* ........................       416,638
                                                                    -----------
               RETAIL - 5.24%
      9,000    Home Depot, Inc. .................................       411,187
     10,000    Lowe's Cos., Inc. ................................       445,000
     12,000    Target Corp. .....................................       387,000
      6,000    Wal-Mart Stores, Inc. ............................       318,750
                                                                    -----------
                                                                      1,561,937
                                                                    -----------
               TECHNOLOGY - 17.70%
     12,000    3Com Corp.* ......................................       102,000
      8,000    ActionPoint, Inc.* ...............................        16,500
      7,000    Analog Devices, Inc.* ............................       358,312
      6,000    Applied Materials, Inc.* .........................       229,125
      5,000    CMGI, Inc.* ......................................        27,969
      7,000    Conexant Systems, Inc.* ..........................       107,625
     13,000    Dell Computer Corp.* .............................       226,687
      6,000    EMC Corp.* .......................................       399,000
      6,000    Exodus Communications, Inc.* .....................       120,000
      6,000    Gateway, Inc.* ...................................       107,940
     16,000    Intel Corp. ......................................       484,000
     15,000    Microsoft Corp.* .................................       652,500
      7,000    Nortel Networks Corp. ............................       224,438
     14,400    Oracle Corp.* ....................................       418,500
      7,119    Palm, Inc.* ......................................       201,557
      9,000    Solectron Corp.* .................................       305,100
     14,000    Sun Microsystems, Inc.* ..........................       390,250
     11,000    Texas Instruments, Inc. ..........................       521,125
        200    VERITAS Software Corp.* ..........................        17,500
      7,400    Verizon Communications, Inc. .....................       370,925
                                                                    -----------
                                                                      5,281,053
                                                                    -----------
               TELECOMMUNICATIONS - 5.81%
      5,000    AT&T Corp. .......................................        86,563
      1,058    Avaya, Inc.* .....................................        10,911
     10,000    BellSouth Corp. ..................................       409,375
     21,000    Cisco Systems, Inc.* .............................       803,250
      6,000    Corning, Inc. ....................................       316,875
         82    VoiceStream Wireless Corp.* ......................         8,251
      6,961    WorldCom, Inc.* ..................................        97,454
                                                                    -----------
                                                                      1,732,679
                                                                    -----------
               UTILITIES - 1.30%
      8,000    Public Service Enterprise Group, Inc. ............       389,000
                                                                    -----------
               TOTAL U.S. COMMON STOCKS .........................    29,473,272
               (Cost $26,685,543)                                   -----------


TOTAL INVESTMENTS - 98.79% ......................................    29,473,272
(Cost $26,685,543)                                                  -----------

NET OTHER ASSETS AND LIABILITIES - 1.21% ........................       359,941
                                                                    -----------
NET ASSETS - 100.00% ............................................   $29,833,213
                                                                    ===========
---------------
* Non-income producing security

-------------------------------------------------------------------------------

Uniplan Real Estate Investment Fund
Portfolio of Investments

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
COMMON STOCKS - 87.79%

               HEALTH CARE - 2.93%
     18,600    Healthcare Realty Trust, Inc. ....................   $   395,250
                                                                    -----------
               INDUSTRIAL - 21.81%
     10,000    Alexandria Real Estate Equities, Inc. ............       371,875
     16,000    AMB Property Corp. ...............................       413,000
      8,500    CenterPoint Properties Corp. .....................       401,625
     18,000    Duke-Weeks Realty Corp. ..........................       443,250
     12,000    First Industrial Realty Trust, Inc. ..............       408,000
     41,000    Mission West Properties, Inc. ....................       568,875
     12,800    Plum Creek Timber Co., Inc. ......................       332,800
                                                                    -----------
                                                                      2,939,425
                                                                    -----------
               OFFICE - 22.79%
     10,500    Boston Properties, Inc. ..........................       456,750
     13,000    Brandywine Realty Trust ..........................       268,938
     12,000    CarrAmerica Realty Corp. .........................       375,750
     16,000    Equity Office Properties Trust ...................       522,000
     20,000    Great Lakes REIT, Inc. ...........................       347,500
     10,000    Prentiss Properties Trust ........................       269,375
     10,000    SL Green Realty Corp. ............................       280,000
     11,000    Spieker Properties, Inc. .........................       551,375
                                                                    -----------
                                                                      3,071,688
                                                                    -----------
               RESIDENTIAL - 19.82%
      8,800    Apartment Investment & Management Co., Class A ...       439,450
     15,200    Archstone Communities Trust ......................       391,400
     12,000    Avalonbay Communities, Inc. ......................       601,500
     11,400    Chateau Communities, Inc. ........................       346,987
      9,000    Equity Residential Properties Trust ..............       497,813
     10,900    Home Properties of New York, Inc. ................       304,519
     14,600    Pacific Gulf Properties, Inc. ....................        89,425
                                                                    -----------
                                                                      2,671,094
                                                                    -----------
               RETAIL - 12.75%
     10,000    Chelsea Property Group, Inc.* ....................       368,750
      8,500    General Growth Properties, Inc. ..................       307,594
     17,000    Simon Property Group, Inc. .......................       408,000
     26,000    Taubman Centers, Inc. ............................       284,375
      8,000    Weingarten Realty Investors ......................       350,000
                                                                    -----------
                                                                      1,718,719
                                                                    -----------
               SELF STORAGE - 1.80%
     10,000    Public Storage, Inc. .............................       243,125
                                                                    -----------
               SPECIALTY - 5.89%
     12,100    Hospitality Properties Trust .....................       273,762
     18,000    Pinnacle Entertainment, Inc. .....................       243,000
     10,000    PS Business Parks, Inc. ..........................       278,000
                                                                    -----------
                                                                        794,762
                                                                    -----------
               TOTAL COMMON STOCKS ..............................    11,834,063
               (Cost $10,031,226)                                   -----------

TOTAL INVESTMENTS - 87.79% ......................................    11,834,063
(Cost $10,031,226)                                                  -----------

NET OTHER ASSETS AND LIABILITIES - 12.21% .......................     1,645,457
                                                                     ----------

NET ASSETS - 100.00% ............................................   $13,479,520
                                                                    ===========

----------
REIT Real Estate Investment Trust
*    Non-income producing security

----------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities

                                                                  HOOVER                HANSBERGER
                                                                SMALL CAP              INTERNATIONAL
                                                               EQUITY FUND              GROWTH FUND
                                                               -----------              -----------
ASSETS:
  Investments
    Investments at cost (Note 2) ..........................    $  74,136,016           $  22,125,380
    Net unrealized appreciation on investments ............       17,535,485                 143,412
                                                               -------------           -------------
      Total investments at value ..........................       91,671,501              22,268,792
    Cash ..................................................        9,686,989               2,081,932
    Foreign currency, at value (cost $75,291) .............             --                    82,613
    Receivable for investments sold .......................          580,754                    --
    Receivable for shares sold ............................          425,498                     100
    Interest and dividend receivable ......................           21,754                  40,256
    Prepaid expenses ......................................            3,193                   1,292
                                                               -------------           -------------
      Total Assets ........................................      102,389,689              24,474,985
                                                               -------------           -------------
LIABILITIES:
  Payable for investments purchased .......................        5,326,359                    --
  Payable for shares redeemed .............................           81,991               1,646,917
  Advisory fee payable ....................................           43,006                   9,936
  Accrued expenses and other payables .....................           79,925                  54,725
                                                               -------------           -------------
      Total Liabilities ...................................        5,531,281               1,711,578
                                                               -------------           -------------
NET ASSETS ................................................    $  96,858,408           $  22,763,407
                                                               =============           =============
NET ASSETS CONSIST OF:
  Paid-in capital .........................................    $  83,625,202           $  25,728,034
  Accumulated undistributed net investment income/(loss) ..             --                   (34,547)
  Accumulated net realized loss on investments sold .......       (4,302,279)             (3,077,954)
  Net unrealized appreciation of investments and assets
    and liabilities denominated in foreign currency .......       17,535,485                 147,874
                                                               -------------           -------------
TOTAL NET ASSETS ..........................................    $  96,858,408           $  22,763,407
                                                               =============           =============
SHARES OF BENEFICIAL INTEREST OUTSTANDING .................        6,792,193               1,869,263
                                                               =============           =============
NET ASSET VALUE,
  offering and redemption price per share
  (Net Assets / Shares Outstanding) .......................    $       14.26           $       12.18
                                                               =============           =============

----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities

                                                                                          UNIPLAN
                                                                GARZARELLI              REAL ESTATE
                                                               U.S. EQUITY              INVESTMENT
                                                                   FUND                    FUND
                                                               -----------              ----------
ASSETS:
  Investments
    Investments at cost (Note 2) ..........................    $  26,685,543           $  10,031,226
    Net unrealized appreciation on investments ............        2,787,729               1,802,837
                                                               -------------           -------------
      Total investments at value ..........................       29,473,272              11,834,063
    Cash ..................................................          369,036               1,637,643
    Foreign currency, at value (cost $75,291) .............             --                      --
    Receivable for investments sold .......................             --                      --
    Receivable for shares sold ............................           18,815                    --
    Interest and dividend receivable ......................           27,951                  50,890
    Prepaid expenses ......................................            1,779                     540
                                                               -------------           -------------
      Total Assets ........................................       29,890,853              13,523,136
                                                               -------------           -------------
LIABILITIES:
  Payable for investments purchased .......................             --                      --
  Payable for shares redeemed .............................            4,681                    --
  Advisory fee payable ....................................           10,115                   6,463
  Accrued expenses and other payables .....................           42,844                  37,153
                                                               -------------           -------------
      Total Liabilities ...................................           57,640                  43,616
                                                               -------------           -------------
NET ASSETS ................................................    $  29,833,213           $  13,479,520
                                                               =============           =============
NET ASSETS CONSIST OF:
  Paid-in capital .........................................    $  27,131,970           $  11,718,033
  Accumulated undistributed net investment income/(loss) ..             --                       100
  Accumulated net realized loss on investments sold .......          (86,486)                (41,450)
  Net unrealized appreciation of investments and assets
    and liabilities denominated in foreign currency .......        2,787,729               1,802,837
                                                               -------------           -------------
TOTAL NET ASSETS ..........................................    $  29,833,213           $  13,479,520
                                                               =============           =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING .................        2,494,142               1,235,020
                                                               =============           =============

NET ASSET VALUE,
  offering and redemption price per share
  (Net Assets / Shares Outstanding) .......................    $       11.96           $       10.91
                                                               =============           =============

----------------------------------------------------------------------------------------------------

Statement of Operations

                                                              HOOVER                 HANSBERGER
                                                            SMALL CAP               INTERNATIONAL
                                                           EQUITY FUND               GROWTH FUND
                                                        ------------------       -------------------
INVESTMENT INCOME:
  Interest, net of premium amortization and discount
    accretion ........................................          $  242,339               $  (158,886)
  Dividends ..........................................             183,027                   392,908
  Less net foreign taxes withheld ....................                --                     (33,928)
                                                        ------------------       -------------------
    Total investment income ..........................             425,366                   200,094
                                                        ------------------       -------------------
EXPENSES:
  Investment advisory fee ............................             767,575                   186,576
  Administration fee .................................             143,748                    50,228
  Custodian fee ......................................              56,525                    71,406
  Fund accounting fee ................................              38,100                    64,500
  Legal and audit fee ................................              83,297                    51,494
  Transfer agent fee .................................              49,721                    24,966
  Directors' fees and expenses .......................              21,070                     6,923
  Registration/filing fees ...........................              21,901                    11,500
  Report to shareholder fees .........................              22,663                     8,628
  Distribution and service fees ......................             217,724                    32,094
  Insurance expense ..................................              14,467                     6,060
  Miscellaneous ......................................              21,675                     8,234
                                                        ------------------       -------------------
    Total expenses before waiver .....................           1,458,466                   522,609
  Less fees waived/reimbursed by investment adviser ..            (258,623)                 (105,141)
                                                        ------------------       -------------------
  Total expenses net of waiver .......................           1,199,843                   417,468
                                                        ------------------       -------------------
  NET INVESTMENT INCOME/(LOSS) .......................            (774,477)                 (217,374)
                                                        ------------------       -------------------
  Net realized gain/(loss) on investments sold .......             335,082                (2,714,562)
  Net realized loss on foreign currency ..............                --                     (78,381)
  Net change in unrealized appreciation of assets and
    liabilities denominated in foreign currencies ....                --                       7,853
  Net change in unrealized appreciation/(depreciation)
    of investments ...................................           8,456,209                  (386,831)
                                                        ------------------       -------------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS, FOREIGN CURRENCY AND NET OTHER ASSETS             8,791,291                (3,171,921)
                                                        ------------------       -------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS ...........................................        $  8,016,814             $  (3,389,295)
                                                              ============             =============

----------------------------------------------------------------------------------------------------

Statement of Operations

                                                                                         UNIPLAN
                                                                 GARZARELLI             REAL ESTATE
                                                                U.S. EQUITY             INVESTMENT
                                                                    FUND                   FUND
                                                                -----------             ----------
INVESTMENT INCOME:
  Interest, net of premium amortization and discount
    accretion .............................................    $      35,087           $      51,973
  Dividends ...............................................          465,400                 756,257
  Less net foreign taxes withheld .........................              (19)                   --
                                                               -------------           -------------
    Total investment income ...............................          500,468                 808,230
                                                               -------------           -------------
EXPENSES:
  Investment advisory fee .................................          249,328                 101,990
  Administration fee ......................................           65,180                  17,586
  Custodian fee ...........................................           65,658                  41,444
  Fund accounting fee .....................................           40,511                  37,010
  Legal and audit fee .....................................           55,821                  26,999
  Transfer agent fee ......................................           30,061                  18,594
  Directors' fees and expenses ............................            8,908                   4,504
  Registration/filing fees ................................           12,001                   8,191
  Report to shareholder fees ..............................            9,273                   3,034
  Distribution and service fees ...........................           29,032                  41,035
  Insurance expense .......................................            8,500                   2,259
  Miscellaneous ...........................................           10,447                   4,444
                                                               -------------           -------------
    Total expenses before waiver ..........................          584,720                 307,090
  Less fees waived/reimbursed by investment adviser .......         (102,206)                (97,048)
                                                               -------------           -------------
  Total expenses net of waiver ............................          482,514                 210,042
                                                               -------------           -------------
  NET INVESTMENT INCOME/(LOSS) ............................           17,954                 598,188
                                                               -------------           -------------
  Net realized gain/(loss) on investments sold ............        4,000,767                (208,767)
  Net realized loss on foreign currency ...................             --                      --
  Net change in unrealized appreciation of assets and
    liabilities denominated in foreign currencies .........             --                      --
  Net change in unrealized appreciation/(depreciation)
    of investments ........................................       (5,564,623)              2,427,689
                                                               -------------           -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS, FOREIGN CURRENCY AND NET OTHER ASSETS ......       (1,563,856)              2,218,922
                                                               -------------           -------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..............................................    $  (1,545,902)          $   2,817,110
                                                               =============           =============

----------------------------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                        HOOVER SMALL CAP
                                                                           EQUITY FUND
                                                             ---------------------------------------
                                                                YEAR ENDED              YEAR ENDED
                                                               DECEMBER 31,            DECEMBER 31,
                                                                   2000                    1999
                                                               ------------            ------------
NET ASSETS AT BEGINNING OF YEAR ...........................    $  46,747,955           $  31,837,506
                                                               -------------           -------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income/(loss) ............................         (774,477)               (246,682)
  Net realized gain/(loss) on investments sold ............          335,082              (3,268,065)
  Net realized loss on foreign currency ...................             --                      --
  Net change in unrealized appreciation/(depreciation) of
    investments and foreign currency ......................        8,456,209               6,452,529
                                                               -------------           -------------
  Net increase/(decrease) in net assets resulting from
    operations ............................................        8,016,814               2,937,782
                                                               -------------           -------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income ..............................             --                    (2,175)
  In excess of net investment income ......................             --                       (94)
  From net realized gains on investments ..................         (335,082)                   --
  In excess of net realized gain on investments and foreign
    currency ..............................................         (411,823)                   --
                                                               -------------           -------------
  Total dividends .........................................         (746,905)                 (2,269)
                                                               -------------           -------------
SHARE TRANSACTIONS:
  Net proceeds from sales of shares .......................       78,450,751              26,008,448
  Issued to shareholders in reinvestment of distributions .          744,223                  25,061
  Cost of shares repurchased ..............................      (36,354,430)            (14,058,573)
                                                               -------------           -------------
  Net increase/(decrease) from share transactions .........       42,840,544              11,974,936
                                                               -------------           -------------
  Net increase/(decrease) in net assets ...................       50,110,453              14,910,449
                                                               -------------           -------------
NET ASSETS AT END OF YEAR .................................    $  96,858,408           $  46,747,955
                                                               =============           =============
Undistributed net investment income/(loss) ................    $        --             $        --
                                                               =============           =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Sold ....................................................        5,760,747               2,274,534
  Issued to shareholders in reinvestment of distributions .           51,430                   2,188
  Repurchased .............................................       (2,853,664)             (1,235,401)
                                                               -------------           -------------
  Net increase/(decrease) in shares outstanding ...........        2,958,513               1,041,321
                                                               =============           =============

----------------------------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                      HANSBERGER INTERNATIONAL
                                                                             GROWTH FUND
                                                             -----------------------------------------
                                                                YEAR ENDED                 YEAR ENDED
                                                               DECEMBER 31,               DECEMBER 31,
                                                                   2000                       1999
                                                               ------------               ------------
NET ASSETS AT BEGINNING OF YEAR ...........................    $  25,886,932           $  23,169,618
                                                               -------------           -------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income/(loss) ............................         (217,374)                389,896
  Net realized gain/(loss) on investments sold ............       (2,714,562)                255,677
  Net realized loss on foreign currency ...................          (78,381)                (33,369)
  Net change in unrealized appreciation/(depreciation) of
    investments and foreign currency ......................         (378,978)              4,976,435
                                                               -------------           -------------
  Net increase/(decrease) in net assets resulting from
    operations ............................................       (3,389,295)              5,588,639
                                                               -------------           -------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income ..............................             --                  (355,734)
  In excess of net investment income ......................             --                    (7,124)
  From net realized gains on investments ..................             --                      --
  In excess of net realized gain on investments and foreign
    currency ..............................................             --                      --
                                                               -------------           -------------
  Total dividends .........................................             --                  (362,858)
                                                               -------------           -------------
SHARE TRANSACTIONS:
  Net proceeds from sales of shares .......................       59,534,999                 565,825
  Issued to shareholders in reinvestment of distributions .             --                   430,339
  Cost of shares repurchased ..............................      (59,269,229)             (3,504,631)
                                                               -------------           -------------
  Net increase/(decrease) from share transactions .........          265,770              (2,508,467)
                                                               -------------           -------------
  Net increase/(decrease) in net assets ...................       (3,123,525)              2,717,314
                                                               -------------           -------------
NET ASSETS AT END OF YEAR .................................    $  22,763,407           $  25,886,932
                                                               =============           =============
Undistributed net investment income/(loss) ................    $     (34,547)          $        --
                                                               =============           =============

OTHER INFORMATION:
SHARE TRANSACTIONS:
  Sold ....................................................        4,495,056                  43,956
  Issued to shareholders in reinvestment of distributions .             --                    32,120
  Repurchased .............................................       (4,483,647)               (270,667)
                                                               -------------           -------------
  Net increase/(decrease) in shares outstanding ...........           11,409                (194,591)
                                                               =============           =============

----------------------------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                             GARZARELLI
                                                                          U.S. EQUITY FUND
                                                             -----------------------------------------
                                                                YEAR ENDED                 YEAR ENDED
                                                               DECEMBER 31,               DECEMBER 31,
                                                                   2000                       1999
                                                               ------------               ------------
NET ASSETS AT BEGINNING OF YEAR ...........................    $  40,431,704           $  36,406,766
                                                               -------------           -------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income/(loss) ............................           17,954                  (6,362)
  Net realized gain/(loss) on investments sold ............        4,000,767               1,122,327
  Net realized loss on foreign currency ...................             --                      --
  Net change in unrealized appreciation/(depreciation) of
    investments and foreign currency ......................       (5,564,623)              5,647,372
                                                               -------------           -------------
  Net increase/(decrease) in net assets resulting from
    operations ............................................       (1,545,902)              6,763,337
                                                               -------------           -------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income ..............................          (14,780)                 (2,278)
  In excess of net investment income ......................             --                      (243)
  From net realized gains on investments ..................       (4,000,767)               (152,188)
  In excess of net realized gain on investments and foreign
    currency ..............................................          (69,722)                 (1,885)
  Tax return of capital ...................................              (42)                   --
                                                               -------------           -------------
  Total dividends .........................................       (4,085,311)               (156,594)
                                                               -------------           -------------
SHARE TRANSACTIONS:
  Net proceeds from sales of shares .......................      101,664,799                  32,620
  Issued to shareholders in reinvestment of distributions .        4,082,867                 196,063
  Cost of shares repurchased ..............................     (110,714,944)             (2,810,488)
                                                               -------------           -------------
  Net increase/(decrease) from share transactions .........       (4,967,278)             (2,581,805)
                                                               -------------           -------------
  Net increase/(decrease) in net assets ...................      (10,598,491)              4,024,938
                                                               -------------           -------------
NET ASSETS AT END OF YEAR .................................    $  29,833,213           $  40,431,704
                                                               =============           =============
Undistributed net investment income/(loss) ................    $        --             $       1,072
                                                               =============           =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Sold ....................................................        7,226,564                   2,697
  Issued to shareholders in reinvestment of distributions .          337,149                  14,187
  Repurchased .............................................       (7,881,841)               (217,449)
                                                               -------------           -------------
  Net increase/(decrease) in shares outstanding ...........         (318,128)               (200,565)
                                                               =============           =============

----------------------------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                         UNIPLAN REAL ESTATE
                                                                           INVESTMENT FUND
                                                             -----------------------------------------
                                                                YEAR ENDED               PERIOD ENDED
                                                               DECEMBER 31,               DECEMBER 31,
                                                                   2000                      1999(1)
                                                               ------------               ------------
NET ASSETS AT BEGINNING OF YEAR ...........................    $   4,567,539           $        --
                                                               -------------           -------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income/(loss) ............................          598,188                 169,720
  Net realized gain/(loss) on investments sold ............         (208,767)                   --
  Net realized loss on foreign currency ...................             --                      --
  Net change in unrealized appreciation/(depreciation) of
    investments and foreign currency ......................        2,427,689                (624,852)
                                                               -------------           -------------
  Net increase/(decrease) in net assets resulting from
    operations ............................................        2,817,110                (455,132)
                                                               -------------           -------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income ..............................         (427,746)               (147,244)
  In excess of net investment income ......................             --                      --
  From net realized gains on investments ..................             --                      --
  In excess of net realized gain on investments and foreign
    currency ..............................................           (1,582)                 (7,695)
  Tax return of capital ...................................          (46,506)                   --
                                                               -------------           -------------
  Total dividends .........................................         (475,834)               (154,939)
                                                               -------------           -------------
SHARE TRANSACTIONS:
  Net proceeds from sales of shares .......................       32,678,733               5,022,671
  Issued to shareholders in reinvestment of distributions .          475,596                 154,939
  Cost of shares repurchased ..............................      (26,583,624)                   --
                                                               -------------           -------------
  Net increase/(decrease) from share transactions .........        6,570,705               5,177,610
                                                               -------------           -------------
  Net increase/(decrease) in net assets ...................        8,911,981               4,567,539
                                                               -------------           -------------
NET ASSETS AT END OF YEAR .................................    $  13,479,520           $   4,567,539
                                                               =============           =============
Undistributed net investment income/(loss) ................    $         100           $      14,623
                                                               =============           =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Sold ....................................................        3,668,193                 502,591
  Issued to shareholders in reinvestment of distributions .           48,484                  17,075
  Repurchased .............................................       (3,001,323)                   --
                                                               -------------           -------------
  Net increase/(decrease) in shares outstanding ...........          715,354                 519,666
                                                               =============           =============

------------------
(1) The Fund commenced operations on May 10, 1999.

--------------------------------------------------------------------------------------------------------------

Financial Highlights
For a Share outstanding throughout the periods presented.

                                                                   HOOVER SMALL CAP EQUITY FUND(1)
                                                   -----------------------------------------------------------
                                                     YEAR ENDED             YEAR ENDED            PERIOD ENDED
                                                    DECEMBER 31,           DECEMBER 31,           DECEMBER 31,
                                                        2000                   1999                   1998
                                                    ------------           ------------           ------------
Net Asset Value, Beginning of Year .............    $      12.19           $      11.40           $      10.00
                                                    ------------           ------------           ------------
Income (loss) from Investment
 Operations:
  Net investment income/(loss) .................           (0.11)                 (0.07)                  0.00+
  Net realized and unrealized gain/(loss) on
    investments ................................            2.29                   0.86                   1.41
                                                    ------------           ------------           ------------
    Total from Investment Operations ...........            2.18                   0.79                   1.41
                                                    ------------           ------------           ------------
Less Dividends:
  From net investment income ...................            --                    (0.00)+                (0.00)+
  In excess of net investment income ...........            --                    (0.00)+                (0.01)
  From capital gains ...........................           (0.11)                  --                     --
                                                    ------------           ------------           ------------
    Total Dividends ............................           (0.11)                 (0.00)+                (0.01)
                                                    ------------           ------------           ------------
Net increase/(decrease) in net asset value .....            2.07                   0.79                   1.40
                                                    ------------           ------------           ------------
Net Asset Value, End of Year ...................    $      14.26           $      12.19           $      11.40
                                                    ============           ============           ============
Total Return (A) ...............................           17.88%                  7.03%                 13.99%
Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..............    $     96,858           $     46,748           $     31,838
Ratios to average net assets:
  Net investment income/(loss) including
    reimbursement/waiver .......................           (1.06)%                (0.54)%                 0.21%*
  Operating expenses including
    reimbursement/waiver .......................            1.64%                  1.45%                  1.45%*
  Operating expenses excluding
    reimbursement/waiver .......................            1.99%                  2.00%                  3.19%*
Portfolio turnover rate ........................             183%                   134%                    23%

----------------------
  * Annualized
  + Amount represents less than $0.01 per share
(1) The Fund commenced operations on October 1, 1998.
(A) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period.

--------------------------------------------------------------------------------------------------------------

Financial Highlights
For a Share outstanding throughout the periods presented.

                                                               HANSBERGER INTERNATIONAL GROWTH FUND(1)
                                                   -----------------------------------------------------------
                                                     YEAR ENDED             YEAR ENDED            PERIOD ENDED
                                                    DECEMBER 31,           DECEMBER 31,           DECEMBER 31,
                                                        2000                   1999                   1998
                                                    ------------           ------------           ------------
Net Asset Value, Beginning of Year .............    $      13.93           $      11.29           $      10.00
                                                    ------------           ------------           ------------
Income (loss) from Investment
 Operations:
  Net investment income/(loss) .................           (0.12)                  0.21                   0.02
  Net realized and unrealized gain/(loss) on
    investments ................................           (1.63)                  2.63                   1.30
                                                    ------------           ------------           ------------
    Total from Investment Operations ...........           (1.75)                  2.84                   1.32
                                                    ------------           ------------           ------------
Less Dividends:
  From net investment income ...................            --                    (0.20)                 (0.02)
  In excess of net investment income ...........            --                     --                    (0.01)
  From capital gains ...........................            --                     --                     --
                                                    ------------           ------------           ------------
    Total Dividends ............................            --                    (0.20)                 (0.03)
                                                    ------------           ------------           ------------

Net increase/(decrease) in net asset value .....           (1.75)                  2.64                   1.29
                                                    ------------           ------------           ------------

Net Asset Value, End of Year ...................    $      12.18           $      13.93           $      11.29
                                                    ============           ============           ============
Total Return (A) ...............................          (12.56)%                25.15%                 13.23%
Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..............    $     22,763           $     25,887           $     23,170
Ratios to average net assets:
  Net investment income/(loss) including
    reimbursement/waiver .......................           (0.87)%                 1.65%                  0.87%*
  Operating expenses including
    reimbursement/waiver .......................            1.68%                  1.60%                  1.60%*
  Operating expenses excluding
    reimbursement/waiver .......................            2.10%                  2.30%                  2.46%*
Portfolio turnover rate ........................             167%                    31%                     8%

----------------------
  * Annualized
  + Amount represents less than $0.01 per share
(1) The Fund commenced operations on October 1, 1998.
(A) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period.

--------------------------------------------------------------------------------------------------------------

Financial Highlights
For a Share outstanding throughout the periods presented.

                                                                   GARZARELLI U.S. EQUITY FUND(1)
                                                   -----------------------------------------------------------
                                                     YEAR ENDED             YEAR ENDED            PERIOD ENDED
                                                    DECEMBER 31,           DECEMBER 31,           DECEMBER 31,
                                                        2000                   1999                   1998
                                                    ------------           ------------           ------------
Net Asset Value, Beginning of Year .............    $      14.38           $      12.08           $      10.00
                                                    ------------           ------------           ------------
Income (loss) from Investment
 Operations:
  Net investment income/(loss) .................            0.01                   0.00+                  0.01
  Net realized and unrealized gain/(loss) on
    investments ................................           (0.53)                  2.36                   2.08
                                                    ------------           ------------           ------------
    Total from Investment Operations ...........           (0.52)                  2.36                   2.09
                                                    ------------           ------------           ------------
Less Dividends:
  From net investment income ...................           (0.01)                 (0.00)+                (0.01)
  In excess of net investment income ...........            --                     --                     0.00+
  From capital gains ...........................           (1.89)                 (0.06)                  --
  Tax return of capital ........................           (0.00)+                 --                     --
                                                    ------------           ------------           ------------
    Total Dividends ............................           (1.90)                 (0.06)                 (0.01)
                                                    ------------           ------------           ------------
Net increase/(decrease) in net asset value .....           (2.42)                  2.30                   2.08
                                                    ------------           ------------           ------------
Net Asset Value, End of Year ...................    $      11.96           $      14.38           $      12.08
                                                    ============           ============           ============
Total Return (A) ...............................           (3.81)%                19.50%                 20.93%
Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..............    $     29,833           $     40,432           $     36,407
Ratios to average net assets:
  Net investment income/(loss) including
    reimbursement/waiver .......................            0.06%                 (0.02)%                 0.24%*
  Operating expenses including
    reimbursement/waiver .......................            1.48%                  1.40%                  1.40%*
  Operating expenses excluding
    reimbursement/waiver .......................            1.79%                  1.46%                  1.60%*
Portfolio turnover rate ........................             105%                    30%                    26%

----------------------
  * Annualized
  + Amount represents less than $0.01 per share
(1) The Fund commenced operations on October 1, 1998.
(A) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period.

---------------------------------------------------------------------------------------------------
Financial Highlights
For a Share outstanding throughout the periods presented.

                                                                       UNIPLAN REAL ESTATE
                                                                       INVESTMENT FUND(2)
                                                             ---------------------------------------
                                                                YEAR ENDED            PERIOD ENDED
                                                               DECEMBER 31,           DECEMBER 31,
                                                                   2000                   1999
                                                             ----------------       ----------------
Net Asset Value, Beginning of Year ........................    $        8.79           $       10.00
                                                               -------------           -------------
Income (loss) from Investment Operations:
  Net investment income/(loss) ............................             0.48                    0.41
  Net realized and unrealized gain/(loss) on investments ..             2.04                   (1.24)
                                                               -------------           -------------
    Total from Investment Operations ......................             2.52                   (0.83)
                                                               -------------           -------------
Less Dividends:
  From net investment income ..............................            (0.36)                  (0.38)
  In excess of net investment income ......................             --                      --
  From capital gains ......................................            (0.00)+                  --
  Tax return of capital ...................................            (0.04)                   --
                                                               -------------           -------------
    Total Dividends .......................................            (0.40)                  (0.38)
                                                               -------------           -------------
Net increase/(decrease) in net asset value ................             2.12                   (1.21)
                                                               -------------           -------------
Net Asset Value, End of Year ..............................    $       10.91           $        8.79
                                                               =============           =============
Total Return (A) ..........................................            29.21%                  (9.10)%
Ratios/Supplemental Data:
Net Assets, End of Period (000's) .........................    $      13,480           $       4,568
Ratios to average net assets:
  Net investment income/(loss) including
    reimbursement/waiver ..................................             5.09%                   5.64%*
  Operating expenses including
    reimbursement/waiver ..................................             1.79%                   1.80%*
  Operating expenses excluding
    reimbursement/waiver ..................................             2.61%                   4.02%*
Portfolio turnover rate ...................................               18%                      0%

--------------
  * Annualized
  + Amount represents less than $0.01 per share
(2) The Fund commenced operations on May 10, 1999.
(A) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period.

-------------------------------------------------------------------------------

Notes to Financial Statements

1. ORGANIZATION
Forward Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At December 31, 2000, the Company offered four investment portfolios. The accompanying financial statements and financial highlights are those of the Hoover Small Cap Equity Fund ("Small Cap Fund") (formerly the Small Capitalization Equity Fund), the Hansberger International Growth Fund ("International Growth Fund") (formerly the International Equity
Fund), the Garzarelli U.S. Equity Fund ("U.S. Equity Fund") (formerly the U.S. Equity Fund) and the Uniplan Real Estate Investment Fund ("Real Estate Fund") (formerly the Real Estate Investment Fund) (each a "Fund" and collectively the "Funds"). Each Fund except the Real Estate Fund is a diversified portfolio.

At December 31, 1999, the Company offered six investment portfolios which included the Small Capitalization Equity Fund, the International Equity Fund, the U.S. Equity Fund, the Global Bond Fund, the Real Estate Investment Fund and the Global Asset Allocation Fund. Pursuant to a Plan of Liquidation and Dissolution, on February 8, 2000, the Global Bond Fund was liquidated and shareholders received $23,550,003 in cash on a pro-rata basis. Pursuant to a Plan of Liquidation and Dissolution, on February 10, 2000, the Global Asset Allocation Fund was liquidated and an in-kind distribution of the portfolio's investments in the Small Capitalization Equity Fund, the U.S. Equity Fund, and the Real Estate Investment Fund was made to shareholders on a pro-rata basis. As discussed in Note 3, the change in name of two of the Funds was accompanied by a change in the respective Fund's Sub-adviser.

The Small Cap Fund and International Growth Fund seek to achieve high total returns. The U.S. Equity Fund seeks to maximize capital appreciation and income and the Real Estate Fund seeks income with capital appreciation as a secondary goal. The Small Cap Fund invests primarily in the equity securities of companies that have small market capitalization and offer future growth potential. The International Growth Fund invests a substantial amount of its assets in foreign investments. The U.S. Equity Fund invests primarily in the equity securities of mid to large capitalization companies located in the United States and the Real Estate Fund invests in equity securities of real- estate focused companies, including REITs.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

PORTFOLIO VALUATION: Portfolio securities, which are traded on a national securities exchange or on NASDAQ, are valued at the last sale price on the securities exchange on which such securities are primarily traded, or in the event that no sale has occurred, at the average of the bid and ask price. Other securities traded on over-the-counter markets are valued at the average of the last bid and ask price. Portfolio securities, which are primarily traded on foreign securities exchanges are valued at the most recent closing values of such securities on their respective exchanges. Investments in short- term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are carried at their fair value as determined in good faith by or under the direction of the Board of Directors. The Funds generally value their holdings, including fixed income securities, through the use of independent pricing agents, except for securities for which a ready market does not exist, which are valued under the direction of the Board of Directors or by the Sub-Advisers using methodologies approved by the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence.

FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are declared and paid annually for the Small Cap, International Growth and U.S. Equity Funds and quarterly for the Real Estate Fund. Net realized capital gains, if any, are distributed at least annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist. The primary book to tax differences at December 31, 2000 are due to amortization of certain capitalized costs, timing of capital loss recognition and wash sales.

A portion of the dividend income recorded by the Real Estate Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Fund as a reduction of the cost basis of the securities held.

FEDERAL INCOME TAXES: The Company treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no provision is made by the Funds for federal income or excise taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

ORGANIZATION COSTS: The Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their initial shares for distribution under federal and state securities laws. The organization costs for the Small Cap, International Growth, U.S. Equity and Real Estate Funds have been expensed as incurred.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS: The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss an advantageous price or yield.

3.  INVESTMENT ADVISORY, ADMINISTRATION AND OTHER FEES
The Company has entered into an investment advisory agreement with Webster Investment Management Company, LLC ("Webster" or the "Adviser") pursuant to which Webster provides investment advisory services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets: the Small Cap Fund, 1.05%; the International Growth Fund, 0.75%; the U.S. Equity Fund, 0.80% on the first $100 million, 0.725% on the next $400 million, and 0.65% on assets over $500 million; and the Real Estate Fund, 0.85% on the first $100 million, 0.80% on the next $400 million, and 0.70% on assets over $500 million.

Webster has entered into investment sub-advisory agreements with Hoover Investment Management, LLC ("Hoover") (formerly Hoover Capital Management, LLC) for the Small Cap Fund; Hansberger Global Investors, Inc. ("Hansberger") for the International Growth Fund; Garzarelli Investment Management, LLC ("Garzarelli") for the U.S. Equity Fund; and Uniplan, Inc. ("Uniplan") for the Real Estate Fund (each a "Sub-Adviser"). Pursuant to these agreements, the Sub-Advisers provide investment sub-advisory services to the Funds and are entitled to receive a fee from Webster calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets: the Small Cap Fund, 0.80%; the International Growth Fund, 0.50%; the U.S. Equity Fund, 0.55% on the first $100 million, 0.475% on the next $400 million, and 0.40% on assets over $500 million; and the Real Estate Fund, 0.60% on the first $100 million, 0.55% on the next $400 million, and 0.45% on assets over $500 million.

Prior to March 2000, Templeton Investment Counsel, Inc. ("Templeton") was the sub-adviser to the International Growth Fund. Under its sub-advisory agreement, Templeton received 0.70% of the first $25 million of average daily assets, 0.55% of the next $25 million, 0.50% on the next $50 million, 0.40% on the next $150 million, 0.35% on the next $250 million and 0.30% on assets over $500 million. Prior to March 2000, Barclays Global Fund Advisors ("Barclays") was the sub-adviser to the U.S. Equity Fund. Under its sub-advisory agreement, Barclays received 0.375% of the first $100 million of average daily net assets, 0.30% of the next $400 million and 0.25% on assets over $500 million.

The Funds (except for Institutional shares of the Small Cap Fund) have a Distribution Plan pursuant to Rule 12b-1 for which up to 0.25% of each Fund's average daily net assets may be used to pay shareholder servicing and distribution fees. In addition, the Funds have a Shareholder Servicing Plan which may be used to pay shareholder servicing fees at an annual rate of up to 0.10% (0.35% for the Institutional shares of the Small Cap Fund) of each Fund's average net assets. The expenses of the Distribution and Shareholder Servicing Plans are reflected as distribution and service fees in the Statement of Operations.

The Company has entered into an administration agreement with PFPC Inc. (the "Administrator"), an indirect wholly owned subsidiary of PNC Financial Services Group, Inc. The Administrator also serves as the Company's transfer agent and dividend paying agent.

Provident Distributors, Inc. (the "Distributor") serves as the Funds' distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

Overall responsibility for oversight of the Funds rests with the Directors of the Company. There are currently five directors, three of whom are not "interested persons" of the Company within the meaning of that term under the 1940 Act. Each disinterested Director receives $3,000 for each board meeting attended.

4.  WAIVER OF FEES
The Adviser has agreed to voluntarily waive a portion of its fees and/or reimburse certain expenses. These voluntary waivers and/or reimbursements will continue until at least January 1, 2002. As a result of such waivers, the aggregate net expenses (as a percentage of net assets) for the year ended December 31, 2000 have been limited to 1.50%, 1.65%, 1.45% and 1.80%, for the Small Cap, International Growth, U.S. Equity and Real Estate Funds, respectively. For the year ended December 31, 2000, the fee waivers and/or reimbursements were as follows:

                                        FEES            FEES
                                      WAIVED BY      REIMBURSED
FUND                                   ADVISER       BY ADVISER       TOTAL
------------                         -----------     ------------     -----

Small Cap                              $182,756         $75,867      $258,623
International Growth                     57,121          48,020       105,141
U.S. Equity                              81,475          20,731       102,206
Real Estate                              29,310          67,738        97,048

5.  SHARES OF BENEFICIAL INTEREST
The Company's Articles of Incorporation authorize the Directors to issue an unlimited number of shares of beneficial interest. All of the Funds except for the Small Cap Fund currently offer a single class of shares. The Small Cap Fund offers both an Investor and Institutional class of shares. There were no Institutional shares outstanding during the year ended December 31, 2000. Each share represents an equal proportionate interest in the Fund with other shares of the Fund, and each is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Directors.

6.  PURCHASES AND SALES OF SECURITIES
The cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 2000 were as follows:

FUND                                              PURCHASES           SALES
------------                                     ------------      ------------

Small Cap                                        $162,907,734      $125,965,045
International Growth                               39,633,694        38,927,529
U.S. Equity                                        33,652,075        42,967,557
Real Estate                                         7,771,392         2,243,607

The cost of purchases and proceeds from sales of long-term U.S. Government securities for the year ended December 31, 2000 were as follows:

FUND                                              PURCHASES           SALES
------------                                     --------------    ------------
U.S. Equity                                        $  309,255          $  --

At December 31, 2000, the aggregate cost of investments, gross unrealized appreciation and depreciation and net unrealized appreciation/(depreciation) for federal tax purposes was as follows:

                                                                                                  NET
                                                       GROSS                GROSS              UNREALIZED
                                                    UNREALIZED           UNREALIZED          APPRECIATION/
FUND                                COST           APPRECIATION         DEPRECIATION         (DEPRECIATION)
------------                        ----          ---------------     ----------------     -----------------
Small Cap                      $75,009,246          $19,023,184         $(2,360,929)          $16,662,255
International Growth            22,456,017            2,659,196          (2,846,421)             (187,225)
U.S. Equity                     26,772,029            5,516,367          (2,815,124)            2,701,243
Real Estate                      9,975,966            2,024,875            (166,778)            1,858,097

At December 31, 2000, the following Funds had capital loss carryforwards:

FUND                                                 AMOUNT          EXPIRATION
------------                                         ------          ----------

International Growth                               $  304,243           2006
                                                       43,416           2007
                                                    1,297,970           2008
Real Estate                                            78,968           2008

7.  FOREIGN SECURITIES
Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include the possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

8.  RISK FACTORS OF THE REAL ESTATE FUND
Because the Real Estate Fund invests a substantial portion of its assets in real estate investment trusts (REITs), the Real Estate Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

9.  SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
At a special meeting of Shareholders held on August 23, 2000, the shareholders of Forward Funds, Inc. voted to elect five Directors of the Company. The Directors are Haig Mardikian, DeWitt Bowman, Donald O'Connor, Leo McCarthy and Ronald Pelosi. The results were as follows:

        FUND                 FOR              AGAINST            ABSTAIN
        ----                 ---              -------            -------

Small Cap                 1,915,167              0                  0
International Growth      1,889,669              0                  0
U.S. Equity               2,086,329              0                  0
Real Estate               1,204,893              0                  0

10.  SUBSEQUENT EVENTS
PFPC Distributors, Inc., an affiliate of the administrator, became the Funds' Distributor on January 2, 2001.

-------------------------------------------------------------------------------

Report of Independent Public Accountants

To the Shareholders and Board of Directors of Forward Funds, Inc.:

We have audited the statements of assets and liabilities, including the portfolios of investments, of Forward Funds Inc. (comprising, respectively, the Hoover Small Cap Equity Fund, the Hansberger International Growth Fund, the Garzarelli U.S. Equity Fund and the Uniplan Real Estate Investment Fund) (the "Funds"), as of December 31, 2000, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned and open trades as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Forward Funds, Inc., as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States.

                                                           ARTHUR ANDERSEN LLP

San Francisco, California
February 12, 2001

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